Exhibit 1

AGREEMENT OF JOINT FILING
VERSO PAPER CORP.

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby confirm the agreement by and among them to the joint filing on behalf of them of Amendment No. 1 to Statement on Schedule 13D and any and all further amendments thereto, with respect to the above referenced securities and that this Agreement be included as an Exhibit to such filing.  This Agreement may be executed in any number of counterparts each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same Agreement.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of this 12th day of June 2009.

VERSO PAPER MANAGEMENT LP

By:	Verso Paper Investments LP
Its General Partner

	By:	Verso Paper Investments Management LLC
Its General Partner

		By:	CMP Apollo LLC
Its sole and managing member

			By:	Apollo Management VI, L.P.
Its sole and managing member

				By:	AIF VI Management, LLC
Its General Partner

					By:	/s/ Laurie D. Medley
					Name:	Laurie D. Medley
					Title:	Vice President

VERSO PAPER INVESTMENTS, LP

By:	Verso Paper Investments Management LLC
Its General Partner

	By:	CMP Apollo LLC
Its sole and managing member

		By:	Apollo Management VI, L.P.
Its sole and managing member

		By:	AIF VI Management, LLC
Its General Partner

			By:	/s/ Laurie D. Medley
			Name:	Laurie D. Medley
			Title:	Vice President

VERSO PAPER INVESTMENTS MANAGEMENT, LLC

By:	CMP Apollo LLC
Its sole and managing member

	By:	Apollo Management VI, L.P.
Its sole and managing member

		By:	AIF VI Management, LLC
Its General Partner

		By:	/s/ Laurie D. Medley
		Name:	Laurie D. Medley
		Title:	Vice President

CMP APOLLO LLC

By:	Apollo Management VI, L.P.
Its sole and managing member

	By:	AIF VI Management, LLC
Its General Partner

		By:	/s/ Laurie D. Medley
		Name:	Laurie D. Medley
		Title:	Vice President

APOLLO MANAGEMENT VI, L.P.

By:	AIF VI Management, LLC
Its General Partner

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

AIF VI MANAGEMENT, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO MANAGEMENT, L.P.

By:	APOLLO MANAGEMENT GP, LLC
Its General Partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

APOLLO MANAGEMENT GP, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By:	APOLLO MANAGEMENT HOLDINGS, GP, LLC
its General Partner

By:	/s/ John J. Suydam
Name:	John J. Suydam
Title:	Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By:	/s/ John J. Suydam
Name:	John J. Suydam
Title:	Vice President